NYLI CBRE Global Infrastructure Megatrends Term Fund
Portfolio of Investments August 31, 2025†^(Unaudited)
	Shares	Value
Closed-End Funds 4.9%
Guernsey 2.5% (1.9% of Managed Assets)
Bluefield Solar Income Fund Ltd. (Decarbonization)	5,185,487	$ 6,181,677
Renewables Infrastructure Group Ltd. (The) (Decarbonization)	13,945,304	14,551,021
		20,732,698
United Kingdom 2.4% (1.8% of Managed Assets)
Foresight Solar Fund Ltd. (Decarbonization)	4,888,000	5,397,609
Greencoat UK Wind plc (Decarbonization)	5,675,000	8,368,330
HICL Infrastructure plc (Asset Modernization)	3,340,514	5,409,017
		19,174,956
Total Closed-End Funds (Cost $55,665,439)		39,907,654
Common Stocks 116.9%
Australia 4.6% (3.5% of Managed Assets)
Atlas Arteria Ltd. (Asset Modernization)	10,601,267	36,979,536
Canada 9.0% (6.8% of Managed Assets)
Brookfield Infrastructure Partners LP (Asset Modernization)	751,000	23,618,950
Canadian Pacific Kansas City Ltd. (Asset Modernization)	303,300	23,102,787
Pembina Pipeline Corp. (Asset Modernization)	695,100	26,253,204
		72,974,941
China 5.7% (4.3% of Managed Assets)
Beijing Enterprises Water Group Ltd. (Asset Modernization)	37,000,000	12,340,453
Guangdong Investment Ltd. (Asset Modernization)	35,700,780	33,477,352
		45,817,805
France 2.8% (2.2% of Managed Assets)
Eutelsat Communications SACA (Digital Transformation) (a)	1,387,329	5,039,527
Vinci SA (Asset Modernization)	133,000	18,033,658
		23,073,185
Germany 2.5% (1.9% of Managed Assets)
E.ON SE (Decarbonization)	775,000	13,822,222
RWE AG (Decarbonization)	160,000	6,409,180
		20,231,402
Ireland 1.0% (0.8% of Managed Assets)
Greencoat Renewables plc (Decarbonization)	9,975,000	8,402,222
Italy 3.2% (2.4% of Managed Assets)
Enel SpA (Decarbonization)	1,672,199	15,423,513
Infrastrutture Wireless Italiane SpA (Digital Transformation)	866,000	10,496,062
		25,919,575
Japan 1.9% (1.5% of Managed Assets)
West Japan Railway Co. (Asset Modernization)	692,000	15,515,906

	Shares	Value
Common Stocks
Mexico 1.2% (0.9% of Managed Assets)
Grupo Aeroportuario del Pacifico SAB de CV Class B (Asset Modernization)	234,500	$ 5,639,458
Grupo Aeroportuario del Sureste SAB de CV Class B (Asset Modernization)	130,000	4,241,812
		9,881,270
New Zealand 1.1% (0.8% of Managed Assets)
Auckland International Airport Ltd. (Asset Modernization)	2,023,313	9,012,084
Singapore 6.3% (4.8% of Managed Assets)
Mapletree Industrial Trust (Digital Transformation)	5,162,000	8,287,522
NetLink NBN Trust (Digital Transformation)	59,469,600	43,103,990
		51,391,512
Spain 9.3% (7.1% of Managed Assets)
Aena SME SA (Asset Modernization)	887,000	25,672,730
Cellnex Telecom SA (Digital Transformation)	487,016	17,315,007
Enagas SA (Asset Modernization)	2,063,351	32,141,270
		75,129,007
United Kingdom 5.0% (3.8% of Managed Assets)
Pennon Group plc (Asset Modernization)	3,899,737	24,962,909
SSE plc (Decarbonization)	403,000	9,423,220
United Utilities Group plc (Asset Modernization)	374,679	5,823,786
		40,209,915
United States 63.3% (48.1% of Managed Assets)
AES Corp. (The) (Decarbonization)	2,360,436	31,960,303
American Tower Corp. (Digital Transformation)	78,000	15,900,300
Atmos Energy Corp. (Asset Modernization)	65,325	10,852,442
California Water Service Group (Asset Modernization)	168,000	7,884,240
Cheniere Energy, Inc. (Asset Modernization)	96,400	23,311,448
Chesapeake Utilities Corp. (Asset Modernization)	30,100	3,719,758
Clearway Energy, Inc. Class C (Decarbonization)	600,000	17,886,000
Constellation Energy Corp. (Decarbonization)	43,125	13,281,638
Crown Castle, Inc. (Digital Transformation)	376,589	37,335,033
CSX Corp. (Asset Modernization)	514,400	16,723,144
Dominion Energy, Inc. (Decarbonization)	369,494	22,132,691
Equinix, Inc. (Digital Transformation)	22,200	17,453,418
Essential Utilities, Inc. (Asset Modernization)	727,000	28,723,770
Evergy, Inc. (Decarbonization)	143,400	10,218,684
Medical Properties Trust, Inc. (Asset Modernization)	100,100	450,450
OGE Energy Corp. (Decarbonization)	355,000	15,854,300
ONEOK, Inc. (Asset Modernization)	292,800	22,364,064
PG&E Corp. (Decarbonization)	1,804,200	27,568,176
Portland General Electric Co. (Decarbonization)	416,264	17,807,774
PPL Corp. (Decarbonization)	731,000	26,659,570
Sempra (Decarbonization)	225,600	18,625,536
Targa Resources Corp. (Asset Modernization)	172,800	28,988,928
Union Pacific Corp. (Asset Modernization)	138,300	30,919,731

	Shares	Value
Common Stocks
United States
Uniti Group, Inc. (Digital Transformation)	602,779	$ 3,797,508
Williams Cos., Inc. (The) (Asset Modernization)	504,735	29,214,062
Xcel Energy, Inc. (Decarbonization)	344,000	24,902,160
XPLR Infrastructure LP (Decarbonization)	794,852	8,425,431
		512,960,559
Total Common Stocks (Cost $1,107,223,806)		947,498,919
Convertible Preferred Stock 3.7%
United States 3.7% (2.8% of Managed Assets)
NextEra Energy, Inc. (Decarbonization)
6.926%	737,300	30,236,673
Total Convertible Preferred Stock (Cost $35,528,636)		30,236,673

	Principal Amount

Corporate Bond 1.4%
United States 1.4% (1.1% of Managed Assets)
Vistra Corp. (Decarbonization)
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26 (b)(c)	$ 11,000,000	11,228,536
Total Corporate Bond (Cost $11,154,675)		11,228,536

	Shares

Preferred Stocks 3.9%
Canada 2.4% (1.8% of Managed Assets)
Brookfield BRP Holdings Canada, Inc. (Decarbonization)
4.875% (c)	718,794	11,996,672
Enbridge, Inc. (Asset Modernization) (c)
5.412%	221,400	3,362,875
6.112%	244,400	3,923,996
		19,283,543
United States 1.5% (1.2% of Managed Assets)
Digital Realty Trust, Inc. (Digital Transformation) (c)
5.20%	238,488	5,055,946
5.25%	206,791	4,568,013
DTE Energy Co. (Decarbonization)
5.25%	88,106	1,999,125

	Shares	Value
Preferred Stocks
United States
Sempra (Decarbonization)
5.75%	37,043	$ 839,394
		12,462,478
Total Preferred Stocks (Cost $36,388,462)		31,746,021
Short-Term Investment 0.1%
Affiliated Investment Company 0.1%
United States 0.1% ( 0.0% ‡ of Managed Assets)
NYLI U.S. Government Liquidity Fund, 4.198% (d)	357,668	357,668
Total Short-Term Investment (Cost $357,668)		357,668
Total Investments (Cost $1,246,318,686)	130.9%	1,060,975,471
Line of Credit Borrowing	(31.2)	(252,800,000)
Other Assets, Less Liabilities	0.3	2,389,747
Net Assets	100.0%	$ 810,565,218

†	Percentages indicated are based on Fund net assets applicable to Common shares.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Floating rate—Rate shown was the rate in effect as of August 31, 2025.
(c)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Current yield as of August 31, 2025.
"Managed Assets" is defined as the Fund’s total assets, including assets attributable to any form of leverage minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred shares that may be outstanding), which was $1,065,568,919 as of August 31, 2025.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the period ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
NYLI U.S. Government Liquidity Fund	$ —	$ 17,492	$ (17,134)	$ —	$ —	$ 358	$ 4	$ —	358

The following is a summary of the fair valuations according to the inputs used as of August 31, 2025, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Closed-End Funds	$ 39,907,654	$ —	$ —	$ 39,907,654
Common Stocks	947,498,919	—	—	947,498,919
Convertible Preferred Stock	30,236,673	—	—	30,236,673
Corporate Bond	—	11,228,536	—	11,228,536
Preferred Stocks	31,746,021	—	—	31,746,021
Short-Term Investment
Affiliated Investment Company	357,668	—	—	357,668
Total Investments in Securities	$ 1,049,746,935	$ 11,228,536	$ —	$ 1,060,975,471

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

NYLI CBRE Global Infrastructure Megatrends Term Fund
Notes to Portfolio of Investments August 31, 2025 (Unaudited)
Securities Valuation.
Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") of the NYLI CBRE Global Infrastructure Megatrends Term Fund (the "Fund") has designated New York Life Investment Management LLC ("New York Life Investments" or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of August 31, 2025, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale on the valuation date in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended August 31, 2025, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities, including certain closed-end funds, held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's net asset value ("NAV") is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Certain convertible preferred stocks may be valued utilizing evaluated prices based on market inputs obtained from the pricing vendor and are generally categorized as Level 2 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Closed-end fund NAVs are valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the principal on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.